UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
IONA Technologies PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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On August 29, 2008, IONA Technologies PLC (the “Company” or “IONA”) mailed the following notice of the Annual General Meeting of IONA shareholders to the holders of its American Depositary Receipts:
Deutsche Bank Trust Company Americas
Trust & Securities Services

DEPOSITARY RECEIPTS	August 29, 2008
Depositary’s Notice of Annual General Meeting of Shareholders of IONA Technologies PLC:

Issuer:	IONA Technologies PLC / Cusip 46206P109

Country:	Ireland

Meeting Details:	Annual General Meeting for Shareholders of IONA Technologies PLC on September 29, 2008 at The Four Seasons Hotel, Ballsbridge, Dublin 4, Ireland, at 3:00 p.m., local Irish time.

Voting Deadline:	On or before September 24, 2008 at 3:00 pm (New York City time)

ADR Record Date:	July 24, 2008

Ordinary : ADS ratio	1 Ordinary Shares : 1 ADS

Holders of American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) representing ordinary shares (the “Deposited Shares”) of IONA Technologies PLC (the “Company”) are hereby notified of the Company’s Annual General Meeting of shareholders. A copy of the Notice of Meeting from the Company, which includes the agenda for such meeting, is attached. Voting rights attributable to the ADRs are in accordance with Section 6.7 of the amended and restated Deposit Agreement by and among the Company, Deutsche Bank Trust Company Americas, as Depositary (the “Depositary”) and holders and beneficial owners the ADSs.
Subsequent to April 29, 2008 (the date the Company filed the proxy statement relating to the Annual General Meeting with the Securities and Exchange Commission), the Depositary changed the ADR Record Date from July 18, 2008 to July 24, 2008. Therefore, holders of ADRs as of close of business on July 24, 2008 will be entitled, subject to any applicable law, the Company’s Articles of Association and the provisions of or governing the Deposited Shares, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Shares or other Deposited Securities (as defined in the Deposit Agreement) represented by such holder’s ADRs. A voting instruction form is enclosed for that purpose.
Upon receipt of the signed and completed voting instruction form from an ADR holder or such holder’s nominee, received by the Voting Deadline, the Depositary shall endeavor, insofar as practicable and permitted under applicable law, the provisions of the Deposit Agreement, the Company’s Articles of Association and the provisions of or governing the Deposited Shares, to vote or cause the Custodian (as defined in the Deposit Agreement) to vote the Deposited Shares and/or other Deposited Securities (in person or by proxy) represented by such holder’s ADRs in accordance with such voting instructions.
Neither the Depositary nor the Custodian shall, under any circumstances exercise any discretion as to voting, and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote, or in any way make use of for purposes of establishing a quorum or otherwise, the Deposited Shares or other Deposited Securities represented by ADRs except pursuant to and in accordance with such written instructions from ADR holders or deemed instructions. For all Deposited Shares or other Deposited Securities represented by ADRs for which no specific voting instructions are received by the Depositary in a timely fashion from an ADR holder, the Depositary shall deem such ADR holder to have instructed the Depositary to give a discretionary proxy to a person designated by the Company with respect to such Deposited Shares or other Deposited Securities and the Depositary shall give a discretionary proxy to a person designated by the Company to vote such Deposited Securities, provided that no such instruction shall be given with respect to any matter as to which the Company informs the Depositary (and the Company agrees to provide such information as promptly as practicable in writing) that (x) the Company does not wish such proxy given, (y) substantial solicitation of proxies in opposition exists or (z) such matter materially and adversely affects the rights of holders of such Deposited Shares or other Deposited Securities. In this case, the Company has instructed the Depositary that it does not want a discretionary proxy to be given to a Company designee with respect to the matters to be voted upon at the Annual General Meeting. The Company agrees to provide written notice to the Depositary of any changes to the relevant governing laws related to the granting of a discretionary proxy, including an outright prohibition on the granting of such proxies, promptly upon becoming aware of such changes.

Notwithstanding the above, save for applicable provisions of Irish law, and in accordance with the terms of Section 10, the Depositary shall not be liable for any failure to carry out any instructions to vote any of the Deposited Securities.
“NOTE: Although the voting instruction form may contain a provision purportedly permitting you to vote in the manner the Board of Directors of the Company recommends, for votes to be counted you must vote on resolutions separately. Any notation in the “vote in the manner the Board of Directors of the Company recommends” portion of the voting instruction card, on the internet or via phone will be not be counted. Please vote on individual resolutions.”

For further information, please contact:
Heidy Kashef, Associate
Deutsche Bank - Depositary Receipts
(: 212 250-1605
Λ  : 212 797-0327

*   *   *
Important Additional Information and Where to Find It
In connection with its Annual General Meeting, IONA filed a proxy statement with the Securities and Exchange Commission on April 29, 2008 and mailed it to IONA shareholders on or about August 29, 2008. Investors and shareholders of IONA are urged to read the proxy statement and the other relevant materials available because they contain important information about IONA and the Annual General Meeting.
The proxy statement and other relevant materials, and any and all documents filed by IONA with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by IONA by directing a written request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations.
INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ANNUAL GENERAL MEETING.
IONA and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the Annual General Meeting. Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 14, 2008, and the proxy statement for IONA’s 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on April 29, 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of IONA and its executive officers and directors by reading the proxy statement and other filings referred to above.
Safe Harbor for Forward-Looking Statements
Certain items in this filing may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These statements are based on IONA’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because, by their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. IONA can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual events to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: risks associated with the effects of general economic and market conditions, lessening demand in the information technology market, difficulty managing operations and difficulty in keeping pace with rapid industry, technological and market changes and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by IONA, including IONA’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008 and IONA’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 11, 2008. Such forward-looking statements speak only as of the date of this filing. IONA expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in IONA’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

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